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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-01920

Stralem Fund

(Exact name of registrant as specified in charter)

645 Madison Avenue New York, New York	10022
(Address of principal executive offices)	(Zip code)

Andrea Baumann Lustig

  Stralem & Company Incorporated         645 Madison Avenue        New York, NY 10022

(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 888-8123

Date of fiscal year end:         October 31, 2012

Date of reporting period:       October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

STRALEM Fund

Stralem Equity Fund

(a series of Stralem Fund)

ANNUAL REPORT

October 31, 2012

STRALEM EQUITY FUND

LETTER TO SHAREHOLDERS
December 2012

Dear Shareholder,

Each year following the close of Stralem Equity Fund’s (the “Fund”) fiscal year on October 31st, we report to you on the Fund’s results and our current investment outlook. Although performance has lagged the S&P 500 Index, the Fund’s primary benchmark this year, the Fund has seen a significant increase in net inflows. The net assets of the Fund have grown by 32.4% from $264.4 million in net assets on October 31, 2011 to $350.0 million as of the close of this fiscal year, October 31, 2012.

Performance

AVERAGE ANNUAL TOTAL RETURNS BEFORE TAXES AND AFTER FEES AND EXPENSES

	Periods Ended 10/31/12
	1 YR	5 YRS	10 YRS	Since Inception*
Stralem Equity Fund-Institutional Class	9.06%	1.38%	6.98%	3.59%
S&P 500 Index	15.21%	0.36%	6.91%	1.64%
Stralem Equity Fund-Adviser Class	8.80%	N/A	N/A	8.49%
S&P 500 Index	15.21%	N/A	N/A	11.29%

CUMULATIVE TOTAL RETURNS BEFORE TAXES AND AFTER FEES AND EXPENSES

	Periods Ended 10/31/12
	1 YR	5 YRS	10 YRS	Since Inception*
Stralem Equity Fund-Institutional Class	9.06%	7.12%	96.36%	56.90%
S&P 500 Index	15.21%	1.81%	95.00%	23.20%
Stralem Equity Fund-Adviser Class	8.80%	N/A	N/A	27.33%
S&P 500 Index	15.21%	N/A	N/A	37.32%

*	Inception for the Institutional Class shares was January 18, 2000. Inception for the Adviser Class shares was November 13, 2009.

PERFORMANCE NOTES: Stralem Equity Fund is advised by Stralem & Company Incorporated, SEC registered investment adviser established in 1966. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end or to receive a prospectus, please call (866) 822-9555 toll free or visit the Fund’s website at www.stralemfund.com. Performance results for Stralem Equity Fund are stated after investment advisory fees and expenses (net) but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund can suffer losses as well as gains. Performance results are calculated on a total return basis, which includes all income from dividends and interest and realized and unrealized gains or losses. Assuming dividends are reinvested, the growth in dollars of an investment in a period can be computed using these rates of return. The S&P 500 Index is used to indicate the type of investment environment existing during the time periods shown. The S&P 500 Index is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. It is shown with dividends included and reflects no deduction for fees, expenses or taxes.

For the year ended October 31, 2012, the Fund’s Institutional Class shares (STEFX) returned 9.06% before taxes and after fees and expenses, as compared to the return of 15.21% for the S&P 500 Index (the “Index”) as shown in the table above. Over 5 years, the Fund’s Institutional Class shares achieved an average annual total return of 1.38% (after fees and expenses) vs. an average annual total return of 0.36% for the Index. Over 10 years, the Fund’s Institutional Class shares achieved an average annual total return of 6.98% (after fees and expenses) vs. an average annual total return of 6.91% for the Index. Since its inception on January 18, 2000, the Fund’s Institutional Class shares has achieved an average annual total return of 3.59% (after fees and expenses) vs. an average annual total return of 1.64% for the Index.

On November 13, 2009, the Fund launched the Adviser Class shares (STRAX) which consists of the same portfolio as STEFX but are available through additional selling platforms and carry a 0.25% Rule 12b-1 fee. For the year ended October 31, 2012, the Fund’s Adviser Class shares returned 8.80% before taxes and after fees and expenses, as compared to the return of 15.21% for the S&P 500 Index as shown in the table above.

For the 10 year period ended October 31, 2012, a $250,000 investment in the STEFX -Institutional Class shares would have grown (after fees and expenses) to $490,911, outperforming a $250,000 investment in the Index which would have grown to (excluding fees and expenses) $487,492.

Stralem Equity Fund-Institutional Class shares vs. S&P 500 Index

October 31, 2002 - October 31, 2012

The line graph above represents the performance of Institutional Class shares only, which will vary from the performance of Adviser Class shares to the extent the classes do not have the same expenses or inception dates.

Portfolio Review

Stralem & Company Incorporated (“Stralem”), as investment manager of Stralem Equity Fund, uses the same investment strategy for all client portfolios it manages using its U.S. Large Cap Equity StrategyTM (“LCES”), including the Fund. For over four decades, Stralem has adhered to a disciplined and market-conscious investment philosophy that is time tested, fundamentally driven and quantitatively enhanced.

The investment philosophy of Stralem’s LCES is predicated on a structural framework that identifies four types of market environments within a full market cycle: two types of bull markets and two types of bear markets each characterized by momentum or valuation factors. Stralem uses this framework to identify and prepare for changing market environments in order to manage risk and opportunity within the portfolio structure, thereby offering, in its view the potential for growth with capital preservation in one, “long-only” product.

The objective of Stralem’s LCES is to build long term capital by delivering excess returns over the Index with reduced risk and reduced volatility. We add value through purchasing a set of what we believe to be fundamentally solid growth companies (Up Market Sector) along with those that deliver strong cash flows (Down Market Sector) and adjusting the balance between these two groups as we move through the market cycle.

Within our two unique sectors, Up Market Stocks and Down Market Stocks, the portfolio is further divided into five categories. The Up Market Sector comprises three categories of stocks that history has shown lead the market when it is rising: New Industries, New Products and Dominant Firms. The Down Market Sector is comprised of two categories of stocks that have historically preserved capital when the market declines: Low Ratio of Price/Cash Flow and High Dividend Yield. As we move through the market cycle we adjust the portfolio structure so that we hold from 50% to 90% of our portfolio in Up Market stocks and 10% to 50% in Down Market stocks based on the balance between growth and capital preservation called for by the prevailing type of market environment. Category weightings are also adjusted within each Sector as we move through the cycle. Individual stock positions are equally weighted within each category. Cash is not used as a strategic investment but is maintained at approximately 5% for tactical investment purposes.

Portfolio Structure and Positioning

As of November 1, 2011, the overall allocation stood at 65% Up Market/ 35% Down Market.

We believe the stock market entered the beginning of a Momentum-Driven Bear Market in October of 2008. As the stock market dropped, we moved out of the 50% Up Market/ 50% Down Market structure, which had been the positioning of the portfolio since October 2001, and began the transition to 70% Up Market and 30% Down Market. Down Market stocks were sold to make room for additional Up Market stocks purchased at multi-decade low prices and valuations, bringing the overall allocation to 60% Up Market/40% Down Market by October 2009, and to 65% Up Market/35% Down Market by April 2010, where it has remained since that time.

Investment Outlook

Fiscal 2012 (November 1, 2011) began just after the U.S. Federal Government debt was downgraded by S&P and fears about the European sovereign debt crisis were taking center stage. The U.S. markets remained volatile into the 2011 calendar year end as investors sought the safety of bonds and dividend paying equities. The start of calendar year 2012, however, saw the S&P 500 begin a prolonged and steady climb from 1250 to 1465 by mid-September 2012 on the heels of continued liquidity injections (quantitative easings) on the part of the Federal Reserve, the European Central Bank, and the Japanese Central Bank. The latest round of Fed monetary policy was labeled “QE Infinity” due to the belief that there was no specific dollar amount or end date announced. These monetary stimuli coupled with a reduction in the unemployment rate and a slight improvement in consumer confidence led many investors to predict the end of the Great Recession and the move to a more gradual economic improvement referred to as the “New Normal.”

At Stralem, we remained steadfast in our belief that the critical issue that caused the Great Recession, excess leverage, was still not being addressed appropriately and therefore the Developed Market economies could not move forward at a rate many were predicting. We refused to chase performance for performance sake, but rather felt that our portfolio composition what we believe are of very high-quality, large market cap, dominant companies would eventually be the most successful strategy for navigating this volatile market, enabling us to capture the upside, while still protecting capital on the downside.

In our view, the risks remained significant and unaddressed. The U.S. is facing a fiscal cliff at year end that will most likely result in government spending cuts and increased taxes – both of which will negatively impact consumer spending, which represents 70% of U.S. gross domestic product (“GDP”). In Europe, the sovereign debt crisis is no closer to resolution than it was 2 years ago, and now most of the major economies are firmly in recession. While the Emerging Market countries are in much better shape financially and remain in positive GDP territory, the growth rates are slowing and countries like China, India and Brazil all face specific issues – from leadership transition to currency strength that act as headwinds to growth. Lastly, the Arab Spring that began with so much hope has deteriorated into numerous regional and civil conflicts that give us some hesitation about what lies ahead in this turbulent area.

From a structural perspective, we therefore saw no fundamental reason to move on from the Momentum-Driven Bear Market phase that we have been mired in since 2008. Our discipline therefore dictated that we maintain an allocation to protection of capital (Down Market stocks) as well as to growth (Up Market stocks). We added companies that have the earnings power and financial strength to persevere in what we believe will be a period of sub-par growth in Developed Markets coupled with continued strength in Emerging Markets.

The hallmarks of the Momentum-Driven Bear Market are high volatility and sub-par GDP growth along with low volumes and lack of investor conviction. Despite the market’s 15% advance, as measured by the S&P 500’s performance, these characteristics persist, causing Stralem to maintain its conviction in the current portfolio structure. Furthermore, in our view, history has shown that the optimal way to navigate this period is to hold very high quality, large balance sheet, self-funding, revenue diverse (both geographic and product) companies with transparent and consistent earnings who continue to invest in innovation.

This view led us to de-emphasize the financial and consumer discretionary sectors, each of which performed well during the past year due in large part to the vast array of quantitative easing measures implemented globally.

Performance Attribution

Stralem’s underperformance in Fiscal 2012 is attributable almost entirely to the relative underperformance of our Up-Market stocks, due in large part to the absence of Financials and the underweight to Consumer Discretionary stocks. Other than a slight drag from our cash allocation, our Up-Market securities were up about 10% versus the Index of 18%. Our New Product stocks performed exceptionally well, but our New Industry and Dominant Company categories lagged precisely because of the absence of Financials and the underweight to Consumer Discretionary stocks. The Dominant Company stocks in the Fund’s portfolio were up 10% for the year, but the Index was up 19%. Given the fact that approximately 40% of the portfolio is allocated to Dominant Companies, this negatively affected performance by over 5% for the year.

Despite the strength of the market in Fiscal 2012, our Down-Market holdings were in-line with the Index’s returns and our High-Yield category was up over 21%. This “flight to safety” represents a continual reminder to us of the lack of investor conviction in the stock market and evidences that investors prefer the safety and security of high dividend paying Utilities, Telecommunications and large pharmaceutical companies – especially as Treasury yields fall to all-time lows.

From an industry sector perspective, Fiscal 2012 saw strong stock performance in Health Care and Energy, offset by underperformance in Consumer and Technology. Given our macro view that the Consumer will have less disposable income as s/he continues to struggle with a weak housing market, high unemployment, limited wage growth and the need to de-lever, we remained dramatically underweight in Consumer Discretionary - a sector that led the market up 23% in the Fiscal year.

In addition, we were hurt by the fact that Apple was up 50% in the year, and thus not owning it resulted in over 1% of negative relative performance.

Health Care was a bright spot for the LCES portfolio, with outstanding stock selection in all of our holdings – biotech, pharmaceutical, and equipment – leading to positive attribution of nearly 1%. The portfolio also did very well in the Energy sector, as the large diversified companies – Exxon and Chevron – with exposure to oil, gas, and refining globally, outperformed the smaller, more North America-centric, E&P companies that are more highly correlated with the volatile prices of oil and natural gas. The Energy sector helped performance by over 0.5% for the fiscal year.

Purchases and Sales

Although the overall structural allocation of the Fund’s portfolio did not change during the past fiscal year, a number of trades were made within the context of that structure. The Fund sold five securities and added five new securities to the portfolio during its fiscal year. The Fund sold Consolidated Edison, Inc., 3M Co., Wal-Mart Stores, Inc., American Electric Power Co. Inc., and Kroger Co. (The). The Fund purchased Schlumberger Ltd., Philip Morris International, Inc., PPL Corp., NextEra Energy, Inc. and Merck & Co., Inc.

Two of the purchases were in the Up-Market Dominant Companies category – Schlumberger Ltd. and Philip Morris International, Inc. Both companies are industry leaders with what we view as exceptionally strong balance sheets and cash flows, and significant exposure to the structurally-higher rates of growth in Emerging Markets. We believe these are the types of companies which have the ability to navigate a slower global growth environment by investing and taking market share from weaker competitors.

The remaining three purchases were in the Down-Market High Yield category – PPL Corp., NextEra Energy, Inc. and Merck & Co, Inc. PPL Corp. and Nextera Energy, Inc. are Utilities that we believe offer an attractive combination of current dividend yield, consistency of earnings, low payout ratio and reasonable valuation. All three companies were yielding over 4% at the time of purchase and replaced less attractive Utilities in the portfolio. Merck & Co., Inc. represented an opportunity to purchase one of the largest global pharmaceutical companies with a very strong balance sheet, stable cash flows, an excellent pipeline of drugs and growth opportunities. We were able to purchase the company at a very attractive valuation with a yield in excess of 4%.

Conclusion

We continue to invest in what are, in our view, high-quality, U.S. large cap companies, that have the wherewithal to not only survive, but to thrive in this type of difficult global economic environment. We believe that these companies are much more capable of tapping into the structurally higher growth rates in emerging countries, while remaining tethered to the largest economy in the world – the U.S. In our opinion they generally have larger market capitalizations, are “household names,” with strong brands, diversified business segments and product offerings, have the ability to finance most of their capital needs internally but also have unfettered access to capital markets, have the heft to extract favorable terms from suppliers (and extend them financing, if need be), can finance their customers’ receivables, and have the balance sheets to keep capital expenditures and R&D spending uninterrupted, while growing their top lines through strategic acquisitions. Moreover, they do so in a reliable U.S. market framework which is large and relatively transparent with U.S. companies that we believe have a culture of innovation and focus on operational excellence. These features characterize the type of company that, in our view, provides the best risk/reward balance within the context of our portfolio structure in what continues to be a Momentum-Driven Bear Market. These companies are, in our view, not only likely to survive an extended period of sub-par growth but also to emerge stronger than their competitors once growth resumes. We believe that, short to medium underperformance relative to the Index is a price worth paying for preservation of capital and is ultimately more effective at building long term wealth.

Please do not hesitate to contact us with any questions.

Sincerely,

Andrea Baumann Lustig
President, Stralem Equity Fund

This report reflects our views and opinions as of the date of this letter. These views are subject to change at any time based upon market or other conditions. It was prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which describes the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the prospectus carefully before investing.

STRALEM EQUITY FUND

PORTFOLIO INFORMATION
October 31, 2012 (Unaudited)

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS
October 31, 2012

Shares	Common Stocks — 96.9%	Value
	Consumer Discretionary — 3.3%
	Hotels, Restaurants & Leisure — 3.3%
132,900	McDonald’s Corp.	$11,535,720

	Consumer Staples — 7.1%
	Beverages — 3.7%
346,400	Coca-Cola Co. (The)	12,879,152

	Tobacco — 3.4%
135,700	Philip Morris International, Inc.	12,017,592

	Energy — 11.7%
	Energy Equipment & Services — 3.5%
174,700	Schlumberger Ltd.	12,146,891

	Oil, Gas & Consumable Fuels — 8.2%
129,600	Chevron Corp.	14,283,216
158,000	Exxon Mobil Corp.	14,404,860
		28,688,076
	Health Care — 15.4%
	Biotechnology — 2.5%
119,900	Celgene Corp. (a)	8,791,068

	Life Sciences Tools & Services — 2.7%
153,500	Thermo Fisher Scientific, Inc.	9,372,710

	Pharmaceuticals — 10.2%
146,600	Abbott Laboratories	9,605,232
282,000	Merck & Co., Inc.	12,867,660
529,700	Pfizer, Inc.	13,173,639
		35,646,531
	Industrials — 20.6%
	Aerospace & Defense — 3.4%
154,500	United Technologies Corp.	12,075,720

	Air Freight & Logistics — 3.4%
128,500	FedEx Corp.	11,820,715

	Industrial Conglomerates — 6.9%
222,000	Danaher Corp.	11,484,060
609,600	General Electric Co.	12,838,176
		24,322,236

See notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 96.9% (Continued)	Value
	Industrials — 20.6% (Continued)
	Machinery — 6.9%
125,500	Caterpillar, Inc.	$10,643,655
282,800	Eaton Corp.	13,353,816
		23,997,471
	Information Technology — 14.9%
	Communications Equipment — 4.7%
500,300	Cisco Systems, Inc.	8,575,142
135,900	QUALCOMM, Inc.	7,960,343
		16,535,485
	IT Services — 3.3%
59,200	International Business Machines Corp.	11,516,176

	Semiconductors & Semiconductor Equipment — 2.0%
323,400	Intel Corp.	6,993,525

	Software — 4.9%
278,400	Microsoft Corp.	7,944,144
290,600	Oracle Corp.	9,023,130
		16,967,274
	Materials — 5.8%
	Chemicals — 5.8%
224,800	E.I. du Pont de Nemours and Co.	10,008,096
350,000	Dow Chemical Co. (The)	10,255,000
		20,263,096
	Telecommunication Services — 3.7%
	Diversified Telecommunication Services — 3.7%
377,800	AT&T, Inc.	13,068,102

	Utilities — 14.4%
	Electric Utilities — 10.8%
181,100	NextEra Energy, Inc.	12,687,866
422,400	PPL Corp.	12,494,592
271,600	Southern Co. (The)	12,721,744
		37,904,202
	Multi-Utilities — 3.6%
237,600	Dominion Resources, Inc.	12,540,528

	Total Common Stocks (Cost $293,170,171)	$339,082,270

See notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Shares	Money Market Funds — 3.0%	Value
6,818,610	Dreyfus Government Cash Management Money Market Fund - Class I, 0.01%*	$6,818,610
3,852,106	Dreyfus Treasury Prime Cash Management Fund - Class I, 0.00%*	3,852,106
	Total Money Market Funds (Cost $10,670,716)	$10,670,716

	Total Investments at Value — 99.9% (Cost $303,840,887)	$349,752,986

	Other Assets in Excess of Liabilities — 0.1%	283,657

	Net Assets — 100.0%	$350,036,643

(a)	Non-income producing.

*	Rate shown is the 7-day effective yield at October 31, 2012.

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2012

ASSETS
Investments, at value (Notes 1 and 2) (Cost $303,840,887)	$349,752,986
Cash	295,887
Dividends receivable	323,751
Receivable for capital shares sold	351,654
Other	20,457
Total Assets	350,744,735

LIABILITIES
Payable to Investment Adviser (Note 3)	256,979
Payable to administrator (Note 3)	42,510
Payable for capital shares redeemed	356,629
Accrued expenses	51,974
Total Liabilities	708,092

NET ASSETS	$350,036,643

NET ASSETS CONSIST OF:
Paid-in capital	$294,520,868
Undistributed net investment income	4,535,396
Undistributed net realized gains from securities transactions	5,068,280
Net unrealized appreciation	45,912,099
Net Assets	$350,036,643

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$343,579,250
Institutional Class shares of beneficial interest outstanding	2,437,211
Net asset value, offering price and redemption price per share (a)	$140.97

ADVISER CLASS
Net assets applicable to Adviser Class	$6,457,393
Adviser Class shares of beneficial interest outstanding	45,970
Net asset value, offering price and redemption price per share (a)	$140.47

(a)	Redemption price varies based on length of time held (Note 1).

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2012

INVESTMENT INCOME
Dividends	$8,849,588

EXPENSES
Investment advisory fees (Note 3)	2,867,342
Administration fees (Note 3)	423,396
Legal fees	184,762
Trustees’ fees and expenses (Note 3)	103,432
Auditing fees	74,396
Registration and filing fees, Common	15,312
Registration fees, Institutional Class	24,626
Registration fees, Adviser Class	13,895
Transfer agent fees, Institutional Class (Note 3)	18,000
Transfer agent fees, Adviser Class (Note 3)	18,000
Distribution fees, Adviser Class (Note 3)	17,011
Postage and supplies	13,513
Insurance	9,634
Bank service fees	8,312
Printing	6,701
Compliance fees	4,500
Other	21,027
Total Expenses	3,823,859
Fee reductions and expense reimbursements by the Adviser (Note 3):
Common	(475,927)
Institutional Class	(42,626)
Adviser Class	(31,895)
Net Expenses	3,273,411

NET INVESTMENT INCOME	5,576,177

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from securities transactions	6,364,927
Net change in unrealized appreciation on investments	14,127,547
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	20,492,474

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,068,651

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
OPERATIONS
Net investment income	$5,576,177	$3,186,513
Net realized gain from securities transactions	6,364,927	3,960,544
Net change in unrealized appreciation on investments	14,127,547	12,220,429
Net increase in net assets resulting from operations	26,068,651	19,367,486

DISTRIBUTIONS TO SHAREHOLDERS
Investment income, Institutional Class	(3,514,079)	(2,561,809)
Investment income, Adviser Class	(71,681)	(71,670)
Decrease in net assets from distributions to shareholders	(3,585,760)	(2,633,479)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	107,503,673	86,473,620
Net asset value of shares issued in reinvestment of distributions	2,936,456	2,095,820
Proceeds from redemption fees (Note 1)	1,632	140
Payments for shares redeemed	(46,675,943)	(25,541,420)
Net increase in Institutional Class net assets from capital share transactions	63,765,818	63,028,160

Adviser Class
Proceeds from shares sold	1,401,789	1,564,299
Net asset value of shares issued in reinvestment of distributions	66,896	71,670
Payments for shares redeemed	(2,048,632)	(831,267)
Net increase (decrease) in Adviser Class net assets from capital share transactions	(579,947)	804,702

TOTAL INCREASE IN NET ASSETS	85,668,762	80,566,869

NET ASSETS
Beginning of year	264,367,881	183,801,012
End of year	$350,036,643	$264,367,881

UNDISTRIBUTED NET INVESTMENT INCOME	$4,535,396	$2,544,979

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	784,414	680,081
Shares reinvested	22,124	16,967
Shares redeemed	(338,773)	(201,249)
Net increase in shares outstanding	467,765	495,799
Shares outstanding, beginning of year	1,969,446	1,473,647
Shares outstanding, end of year	2,437,211	1,969,446

Adviser Class
Shares sold	10,275	12,556
Shares reinvested	504	581
Shares redeemed	(14,801)	(6,662)
Net increase (decrease) in shares outstanding	(4,022)	6,475
Shares outstanding, beginning of year	49,992	43,517
Shares outstanding, end of year	45,970	49,992

See notes to financial statements.

STRALEM EQUITY FUND - INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	Year Ended October 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of year	$130.92		$121.16		$107.58		$100.22		$138.60

Income (loss) from investment operations:
Net investment income	2.27		1.56		1.29		1.16		1.54
Net gains (losses) on securities	9.49		9.82		12.29		7.34		(38.39)
Total from investment operations	11.76		11.38		13.58		8.50		(36.85)

Less distributions:
Dividends from net investment income	(1.71)		(1.62)		—		(1.14)		(1.53)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00	(a)	0.00	(a)	—		—

Net asset value, end of year	$140.97		$130.92		$121.16		$107.58		$100.22

Total return (b)	9.06%		9.47%		12.62%		8.46%		(26.55% )

Ratios/supplemental data:
Net assets, end of year (000’s)	$343,579		$257,845		$178,540		$97,892		$88,455
Ratio of net expenses to average net assets	0.98%	(c)	0.98%	(c)	1.05%	(c)	1.73%	(d)	1.53%
Ratio of net investment income to average net assets	1.68%		1.43%		1.44%		1.21%		1.10%
Portfolio turnover rate	20%		28%		21%		21%		22%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is the measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
Absent investment advisory fee reductions and expense reimbursements by the Investment Adviser, the ratio of expenses to average net assets would have been 1.14%, 1.26% and 1.47% for the years ended October 31, 2012, 2011 and 2010, respectively (Note 3).

(d)	Absent investment advisory fees voluntarily waived by the Investment Adviser, the ratio of expenses to average net assets would have been 1.76% for the year ended October 31, 2009.

See notes to financial statements.

STRALEM EQUITY FUND - ADVISER CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended October 31,		Period Ended October 31,
	2012	2011	2010 (a)
Net asset value, beginning of period	$130.47	$120.89	$112.80

Income from investment operations:
Net investment income	2.05	1.46	0.57
Net gains on securities	9.34	9.58	7.50
Total from investment operations	11.39	11.04	8.07

Less distributions:
Dividends from net investment income	(1.39)	(1.46)	—

Proceeds from redemption fees collected (Note 1)	—	—	0.02

Net asset value, end of period	$140.47	$130.47	$120.89

Total return (b)	8.80%	9.20%	7.17%	(c)

Ratios/supplemental data:
Net assets, end of period (000’s)	$6,457	$6,523	$5,261
Ratio of net expenses to average net assets (e)	1.23%	1.23%	1.24%	(d)
Ratio of net investment income to average net assets	1.46%	1.19%	1.18%	(d)
Portfolio turnover rate	20%	28%	21%

(a)	Represents the period from the commencement of operations (November 13, 2009) through October 31, 2010.

(b)
Total return is the measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)
Absent investment advisory fee reductions and expense reimbursements by the Investment Adviser, the ratio of expenses to average net assets would have been 1.84%, 2.03% and 2.64%(d) for the years ended October 31, 2012 and 2011 and the period ended October 31, 2010, respectively (Note 3).

See notes to financial statements.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2012

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Stralem Equity Fund (the “Fund”) is a non-diversified series of Stralem Fund (the “Trust”), a Delaware statutory trust reorganized on April 30, 1999 with authority to issue an unlimited number of shares (par value $0.01) of beneficial interest. The Trust is an open-end management investment company registered under the Investment Company Act of 1940.

The Fund’s investment objective is long-term capital appreciation.

The Fund’s two classes of shares, the Institutional Class and the Adviser Class, represent interests in the same portfolio of securities and have the same rights, but differ primarily in the expenses to which they are subject and have differing investment minimums. The Adviser Class shares are subject to a distribution (Rule 12b-1) fee of 0.25% per annum of the Fund’s average daily net assets attributable to Adviser Class shares and require a $1,000 initial investment, whereas the Institutional Class shares are not subject to distribution (Rule 12b-1) fees and require a $250,000 initial investment.

The Institutional Class commenced operations on January 18, 2000 and the Adviser Class commenced operations on November 13, 2009.

Investment valuation:

Accounting principles generally accepted in the United States of America (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs

Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the above fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The Fund’s portfolio securities are valued as of close of business of the regular session of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted bid price. Investments in money market funds are valued at net asset value.

Securities without a readily available price quotation may be priced at fair value as determined in good faith by the management of the Fund. Fair value pricing would be utilized in instances when prices of individual portfolio securities are “not readily available,” the market for a security is not active or when there is an occurrence of a “significant event” that occurs after market closings but before the Fund’s net asset value is determined. Such fair value pricing is determined according to procedures adopted by the Board of Trustees.

Investment transactions and income:

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on a specific identification basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.

Share valuation and redemption fees:

The net asset value per share of each class of the Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 pm, Eastern time) on each day the NYSE is open for business by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of the Fund is equal to the net asset value per share of each class, except that shares of each class are subject to a redemption fee of 1%, payable to the applicable class, if shares are redeemed within 60 days of purchase. During the years ended October 31, 2012 and October 31, 2011, proceeds from redemption fees totaled $1,632 and $140, respectively, for Institutional Class. There were no redemption fees collected for Adviser Class during the years ended October 31, 2012 and October 31, 2011.

Allocation between classes:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Taxes:

The Fund’s policy is to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. In order to avoid imposition of a federal excise tax applicable to regulated investment companies, the Fund must declare as dividends in

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (tax years ended October 31, 2009 through October 31, 2012) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.	FAIR VALUE MEASUREMENT

The following is a summary of the inputs used to value the Fund’s investments by security type, as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks	$339,082,270	$—	$—	$339,082,270
Money Market Funds	10,670,716	—	—	10,670,716
Total	$349,752,986	$—	$—	$349,752,986

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. As of October 31, 2012, the Fund did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Fund as of October 31, 2012. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

3.	RELATED PARTY TRANSACTIONS

Pursuant to an Investment Advisory Agreement with Stralem & Company Incorporated (the “Investment Adviser”), the Fund pays the Investment Adviser an annual advisory fee, payable quarterly, based on the average weekly net assets of the Fund, equal to 1.25% of the first $50 million of such net assets, 1.00% of the next $50 million of such net assets and 0.75% of such net assets in excess of $100 million. Certain officers and a Trustee of the Trust are also officers of the Investment Adviser.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Investment Adviser has agreed contractually, until at least March 1, 2013, to reduce its advisory fees and/or reimburse Fund expenses to the extent necessary to maintain the Fund’s annual ratio of expenses to average net assets at no greater than 0.98% for Institutional Class shares and 1.23% for Adviser Class shares. Prior to March 10, 2011, the Investment Adviser agreed contractually to reduce its advisory fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Fund’s annual ratio of expenses to average net assets at no greater than 0.99% for Institutional Class shares and 1.24% for Adviser Class shares. For the year ended October 31, 2012, the Investment Adviser reduced its advisory fees by $475,927 and reimbursed other operating expenses of $42,626 and $31,895 for Institutional Class and Adviser Class shares, respectively.

The Investment Adviser may recover advisory fee reductions and/or expense reimbursements on behalf of the Fund, but only for a period of three years after the fee reduction and/or expense reimbursement, and only if such recovery will not cause the Fund’s ratio of expenses to average net assets with respect to Institutional Class shares and Adviser Class shares to exceed 0.98% and 1.23%, respectively. As of October 31, 2012, the amount of fee reductions and expense reimbursements available for recovery by the Investment Adviser is $1,795,729, which must be recovered no later than the dates as stated below:

October 31, 2013	$584,161
October 31, 2014	$661,120
October 31, 2015	$550,448

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides executive, administrative and regulatory services to the Fund, calculates daily net asset value per share and maintains the financial books and records of the Fund. For the performance of administrative and accounting services, the Fund pays Ultimus a fee at the annual rate of 0.125% on the first $500 million of its average daily net assets and 0.10% on such net assets in excess of $500 million, subject to a monthly minimum fee of $6,000. In addition, the Fund pays an annual fee of $6,000 for each additional class of shares. As transfer agent, Ultimus maintains the records of each shareholder’s account, processes purchases and redemptions of the Fund’s shares and acts as dividend and distribution disbursing agent. Ultimus, in its role as transfer agent, receives an annual fee of $15 to $20 per shareholder account, depending on the type of account, subject to a minimum monthly fee of $1,500 per share class. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services. The Fund also pays $6,000 annually to Ultimus to provide the Fund with the ability to access Fund/SERV and Networking through National Securities Clearing Corporation.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor does not receive a fee from the Fund or the Investment Adviser for its distribution services. Certain officers of the Trust are also officers of Ultimus and the Distributor.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”) under which the Adviser Class shares may directly incur or reimburse the Investment Adviser or the Distributor for certain expenses related to the distribution of Adviser Class shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of average daily net assets allocable to Adviser Class shares. During the year ended October 31, 2012, the Adviser Class shares incurred distribution related expenses of $17,011 under the Plan.

The Fund pays each Independent Trustee a fee of $250 for each regularly scheduled meeting attended in person and an annual retainer of $17,000, paid quarterly, except the Lead Independent Trustee and Chairman of the Audit Committee receives an annual retainer of $21,000, paid quarterly. Any Trustee who is affiliated with the Investment Adviser does not receive compensation from the Fund.

4.	DISTRIBUTIONS TO SHAREHOLDERS

Dividends arising from net investment income and net capital gains, if any, are declared and paid annually. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP. During the year ended October 31, 2012, ordinary income distributions totaled $3,514,079 and $71,681, respectively, for Institutional Class and Adviser Class shares. During the year ended October 31, 2011, ordinary income distributions totaled $2,561,809 and $71,670, respectively, for Institutional Class and Adviser Class shares.

5.	TAX MATTERS

The following information is computed on a tax basis for each item as of October 31, 2012:

Cost of portfolio investments	$304,030,080
Gross unrealized appreciation	$51,048,794
Gross unrealized depreciation	(5,325,888)
Net unrealized appreciation	45,722,906
Undistributed ordinary income	4,535,396
Undistributed long-term gains	5,257,473
Distributable earnings	$55,515,775

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

During the year ended October 31, 2012, the Fund utilized capital loss carryforwards to offset current year realized gains in the amount of $1,107,454.

6.	INVESTMENT TRANSACTIONS

During the year ended October 31, 2012, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $135,705,976 and $64,294,818, respectively.

7.	CONTINGENCIES AND COMMITMENTS

The Trust’s Trust Instrument provides that the Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these arrangements.

8.	SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements and notes no additional conditions that existed as of such issuance. The trustees of the Trust have approved a dividend and long-term capital gain to be distributed to shareholders of the Fund on record as of the close of business on a declaration date to be determined by officers of the Fund. The dividend and long-term capital gain amount is to be determined by officers of the Fund and distributed on a payment date prior to January 1, 2013.

STRALEM EQUITY FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Trustees and Shareholders
Stralem Equity Fund

We have audited the accompanying statement of assets and liabilities of Stralem Equity Fund (the “Fund”), including the schedule of investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional Class and for each of the two years then ended and period from November 13, 2009 (commencement of operations) through October 31, 2010 for the Adviser Class. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation on investments as of October 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stralem Equity Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional Class and for each of the two years then ended and period from November 13, 2009 (commencement of operations) through October 31, 2010 for the Adviser Class, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
December 12, 2012

STRALEM EQUITY FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses, which are deducted from the Fund’s gross income. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (May 1, 2012) and held until the end of the period (October 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Institutional Class	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 993.90	$4.91
Based on Hypothetical 5% Return	$1,000.00	$1,020.21	$4.98

*
Expenses are equal to Institutional Class’s annualized expense ratio of 0.98% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Adviser Class	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 992.70	$6.16
Based on Hypothetical 5% Return	$1,000.00	$1,018.95	$6.24

*
Expenses are equal to Adviser Class’s annualized expense ratio of 1.23% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STRALEM EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling toll free (866) 822-9555, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30th is available from the SEC’s website at www.sec.gov or upon request by calling the Fund at (866) 822-9555.

QUARTERLY PORTFOLIO HOLDINGS

The Fund’s Forms N-Q containing a complete schedule of portfolio holdings as of the end of the first and third quarters of each fiscal year is available on the SEC’s website at http://www.sec.gov or is available upon request, without charge, by calling toll free at (866) 822-9555. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0338.

HOUSEHOLDING

The Fund will generally send only one copy of the summary prospectus, proxy material, annual report and semi-annual report to shareholders residing at the same “household.” This reduces Fund expenses which benefits all shareholders, minimizes the volume of mail you receive and eliminates duplicates of the same information. If you need additional copies of these documents, a copy of the prospectus or do not want your mailings to be “householded,” please send us a written request or call us toll free at (866) 822-9555.

STRALEM EQUITY FUND
FUND OFFICERS AND TRUSTEES (Unaudited)

The Board is responsible for oversight of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund. The table below sets forth information about the Trustees and executive officers of the Trust. Unless otherwise noted, each Trustee’s and officer’s address is 645 Madison Avenue, New York, New York 10022. Each Trustee and officer serves in that capacity until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. No Trustee holds any directorships of any other investment company registered under the 1940 Act or any company whose securities are registered under the Securities Exchange Act of 1934 or who file reports under that Act.

Name, Age and Address	Position(s) held with the Trust	Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen
Independent Trustees
Michael T. Rubin Year of birth: 1941	Trustee	Since 1998	Retired	1
Geoff Gottlieb Year of birth: 1959	Trustee	Since November 2010	Founder and director of Executive Wealth Management Limited (“EWM”), managing member of EWM LLC and a director of EWM Capital Limited. EWM’s primary business is the design and administration of global executive compensation and investment plans for major financial firms and corporations.	1
David J. Koeppel Year of birth: 1958	Trustee	Since October 2011	President of The First Republic Corporation of America, Inc., a full service real estate company, from 2011 to present. From 2001 to 2011, Mr. Koeppel was a Manager Member/Partner of Koeppel Companies LLC, a full service real estate management company.	1
Interested Trustee
Andrea Baumann Lustig** Year of birth: 1959	Trustee/ President	Trustee since October 2011; Officer since 2008	Vice President of the Adviser and Director of Private Client Asset Management	1

*	Includes service as a director or officer of Stralem Fund, Inc., a Delaware corporation and the Trust’s prior corporate identity.

**	Interested person, as defined in the 1940 Act, by reason of relationship as an officer and shareholder of the Adviser.

STRALEM EQUITY FUND
FUND OFFICERS AND TRUSTEES (Unaudited) (Continued)

Name, Age and Address		Position(s) held with the Trust	Length of Time Served*	Principal Occupation During Past Five Years
Executive Officers
-	Hirschel B. Abelson Year of birth: 1933	Senior Assistant Treasurer	Since 1989	President and Director of the Adviser
	Mark J. Seger 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Year of birth: 1962	Treasurer	Since 2008	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
	Philippe T. Labaune Year of birth: 1968	Vice President	Since 1997	Vice President of the Adviser and Trader
-	Adam S. Abelson Year of birth: 1968	Vice President	Since 2001	Vice President of the Adviser and Senior Portfolio Manager
	Wade R. Bridge 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Year of birth: 1968	Secretary	Since June 2011; Assistant Secretary from 2008-2011	Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
	Joann Paccione Year of birth: 1957	Chief Compliance Officer, Senior Assistant Secretary and Senior Assistant Treasurer	Chief Compliance Officer since 2004; Senior Assistant Secretary and Senior Assistant Treasurer since 1990	Chief Compliance Officer of the Adviser

-	Adam S. Abelson is the son of Hirschel B. Abelson.

STRALEM EQUITY FUND

INVESTMENT ADVISER

Stralem & Company Incorporated
645 Madison Avenue
New York, NY 10022
Telephone (212) 888-8123
Fax (212) 888-8152

This report is prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current summary prospectus and/or prospectus which each describe the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the summary prospectus and/or prospectus carefully before investing. Past performance is not indicative of future results. Current performance may be lower or higher than the data contained herein. For performance information current through the most recent month end, please visit the Fund’s website at www.stralemfund.com or call toll-free (866) 822-9555. The Fund can suffer losses as well as gains.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

Upon careful review of the credentials of the audit committee members, the registrant’s board of trustees has determined that although the audit committee members have sufficient financial expertise to address any issues that are likely to come before the audit committee, no one member meets the technical definition of an audit committee financial expert.  After discussion and evaluation of the accounting environment in which the registrant operates the audit committee members determined that it is not essential that the registrant appoint an additional trustee who would qualify as an audit committee financial expert.  If the audit committee members determine that it is necessary to obtain the advice of an audit committee financial expert, they will consider appointing such a person.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $43,000 and $41,500 with respect to the registrant’s fiscal years ended October 31, 2012 and October 31, 2011, respectively.

(b)
Audit-Related Fees.  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $17,500 and $17,500 with respect to the fiscal years ended October 31, 2012 and October 31, 2011, respectively.  The services comprising these fees are related to compliance with the US Patriot Act, review of the registrant’s anti-money laundering compliance policies and procedures, review of semi-annual financial statements and periodic security counts, and attendance at audit committee meetings.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,000 and $12,000 with respect to the registrant’s fiscal years ended October 31, 2012 and October 31, 2011, respectively.  The services comprising these fees relate to tax planning, compliance and the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended October 31, 2012 and October 31, 2011, aggregate non-audit fees of $12,000 and $12,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  With respect to the fiscal years ended October 31, 2012 and October 31, 2011, aggregate non-audit fees of $20,500 and $20,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The registrant’s audit committee of the board of trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Stralem Fund

By (Signature and Title)*		/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	December 13, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	December 13, 2012

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	December 18, 2012

* Print the name and title of each signing officer under his or her signature.